UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2014

WESTMOUNTAIN GOLD, INC.

(Exact name of registrant as specified in its charter)

Colorado	000- 53028	26-1315498

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

120 E. Lake St., Ste. 401 Sandpoint, ID 83864
(Address of Principal Executive Offices)

(208)265-1717
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2014, the Board of Directors of the Company accepted and ratified the resignation of Mr. James Baughman as a director and Chief Operating Officer of the Company.  Mr. Baughman tendered his resignation on January 6, 2014.  Mr. Baughman did not have any disagreement with the Company on any matter relating to the registrant’s operations, policies or practices.

In conjunction with the ratification of Mr. Baughman’s resignation, the Board of Directors of WestMountain Gold, Inc. voted to change the address of the principal executive offices from Mr. Baughman’s office in Denver, CO to its office at 120 E. Lake St., Ste. 401, Sandpoint, ID 83864.  In addition, the Company’s phone number has changed to (208)265-1717.  This address and phone number are reflected in the Company’s 10-K filing on February 13, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMOUNTAIN GOLD, INC.

By:	/s/ Gregory Schifrin
Date: February 13, 2014	Name: Gregory Schifrin
Title: Chief Executive Officer